Exhibit 10.15

                                   AGREEMENT


       Reference is made to the Employment Agreement dated as of March 31, 1997, as amended (the "Employment Agreement") between Susan Solomon ("Executive") and Lancit Media Entertainment, Ltd. ("Lancit").

       Reference is made to the Agreement and Plan of Merger ("Merger Agreement") between RCN Corporation ("RCN"), LME Acquisition Corporation ("LME") and Lancit.

       Executive, Lancit, RCN, and LME (collectively, the "Parties") agree that, contingent on the occurrence of the Effective Time, as defined in the Merger Agreement, the following shall occur:

      1. Effective upon the Effective Time, and subject to Item 2 hereof, the Employment Agreement shall be terminated and the rights, duties, and obligations of the Parties thereunder shall be cancelled;

      2. The Parties acknowledge that, upon and subject to the occurrence of the Effective Time, Executive is entitled to receive $750,000 in cash pursuant to the terms of her Employment Agreement. RCN agrees to grant and Executive agrees to accept, in lieu of such cash amount and in complete satisfaction of any and all rights under her Employment Agreement, as of the Effective Time, a grant of shares of common stock of RCN registered under the Form S-8 covering RCN's 1997 Equity Incentive Plan and having a fair market value based on RCN's closing price the day before the Effective Time equal to $750,000 (the "Shares"). Immediately following the Effective Time, RCN shall deliver to Executive the stock certificates for the Shares which shall be freely transferable subject to Rule 144, if applicable, and Rule 145 of the Securities Act of 1933 and subject to no other terms and conditions.

       Executive acknowledges that she is entering into this Agreement as an inducement for RCN to enter into the Merger Agreement and that in the event the Merger fails to occur, this Agreement shall be null and void.





Dated:
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                           SUSAN SOLOMON



                           RCN CORPORATION

Dated:                     By:
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                              Name:
                                   ---------------------------------------

                              Title:
                                    --------------------------------------

                           LANCIT MEDIA ENTERTAINMENT, LTD.

Dated:                     By:
      ------------------      --------------------------------------------

                              Name:
                                   ---------------------------------------

                              Title:
                                    --------------------------------------


                           LME ACQUISITION CORPORATION

Dated:                     By:
      ------------------      --------------------------------------------

                              Name:
                                   ---------------------------------------

                              Title:
                                    --------------------------------------